SAVE THE EARTH - SACRIFICE NOTHING®

GREEN EARTH TECHNOLOGIES™

GREEN PRODUCTS - SUPERIOR PERFORMANCE

September 2011 Investor Presentation

Forward Looking Statements
Statements made in this presentation that relate to future plans, events, financial results or performance are forward-looking statements as defined under the
Private Securities Litigation Reform Act of 1995. These statements are based upon current information and expectations. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties. For details concerning these and other risks and uncertainties, see Part I, Item 1, "Risk
Factors That May Affect Our Future Results" of this report, as well as the
Company's other periodic reports on Forms 10-K, 10-Q and 8-K subsequently filed with the Securities and Exchange Commission (SEC) from time to time. Investors should also be aware that while the Company from time to time does communicate with securities analysts, it is against the Company's policy to disclose to them any material non-public information or other confidential commercial information. Investors should not assume that the Company agrees with any report issued by any analyst or with any statements, projections, forecasts or opinions contained in any such report.
Safe Harbor Statement
Safe Harbor Statement

Key Statistics
Symbol:	GETG.OB

Recent Share Price (as 9/1/11)	$0.22

52-week Trading Range (as 9/1/11)	$0.17 - $0.56

Market Capitalization (as 9/1/11)	$33M

Shares Outstanding	151M (183M fully diluted)

Fiscal Year End	June 30

Revenue Growth (FY2010 to FY2011)	209%

Revenue Run Rate (as of 6/30/11)	$15M

✓ Totally Green clean tech company building niche
 with trademarked “G” brand; first to market
Branding
Scale
Customers
Growth
✓ Partner production and distribution facilities enable
 efficient scalability
✓ World class customer base, including: Wal-Mart,
 The Home Depot, General Electric, Canadian Tire
 Corporation and ACE
✓ Accelerating Green adoption leading to government
 opportunities via GSA contracts
✓ Potential for significant International expansion
 through partnership and license agreements
Technology
Investment Highlights

✓ Innovative “proprietary” formulations in strong and
 growing Green marketplace; strong IP position

Biodegradable
Renewable
GROWN AND MADE IN THE USA
Recyclable
Environment Safe
HAZARD RATING
4 – Extreme
3 – High
2 – Moderate
1 – Slight
0 – Insignificant
Fire
Toxicity
Reactivity
Special
0
0
0
0

Green Earth Technologies is a "totally green" clean tech company that combines renewable sourced feed stocks with proprietary technologies molded around the four ideologies of being GREEN:
As Green as it GETs

GREEN EARTH TECHNOLOGIES™

CLEANER & DEGREASE
Limpiador/desengrasante poder industrial concentra
CERTIFIED
Biodegradable Product
Breaks down into carbon dioxide, basic minerals, and water.
SCIENTIFIC CERTIFICATION SYSTEMS • 1-800-ECO-FACTS
Producto biodegradable certificado
DANGER: MAY CAUSE BURNS. HARMFUL IF SWALLOWED OR INHALED. SEVERE IRRITANT. Read all cautionary information on label before using.
Lea toda las precauciones antes de usarse.
40 Fl. Oz. (1.18 L)

HAZARD RATING
4 – Extreme
3 – High
2 – Moderate
1 – Slight
0 – Insignificant
Fire
Toxicity
Reactivity
Special
0
0
0
0
Design for the Environment
U.S. EPA
Recognized for Safer Chemistry www.epa.gov/dfe
NSF
LISTED
ECO OPTIONS
USDA CERTIFIED BIOBASED PRODUCT
ATTENTION: Not classified as hazardous to humans or dangerous to the environment. Simply wash with soap and water after handling. Do not ingest.
KEEP OUT OF REACH OF CHILDREN.

If it is not safe for people, then it is not safe for pets, plants or our planet!
Eco-Friendly + Hazard Free
 ✓ Focusing on the “GOOP”
 • Differentiating OUR Green Messaging VS the COMPETITION
Other Brands w/GREEN CLAIMS
G.E.T. Brands’ GREEN CLAIMS

 ✓ Petroleum molecules never wear out
 • Oil does not dissolve in water and it lasts a long time, sticking to everything from beach sand to bird feathers
 • Only about 16% (estimated 1.3 billion quarts of motor vehicle engine oil generated yearly) of used oil is re-refined into new oil
 ✓ Used motor oil is the largest single source of oil
 pollution in our lakes, streams and rivers
 • 40% of oil pollution of our nation’s harbors and waterways is a result of improper collection, disposal or recycling of motor oil
 – One pint of oil can make a slick larger than a football field
 ✓ Americans spill 180 million gallons of used oil
 each year into our waters.
 • This is 16 times the amount spilled by the Exxon Valdez in Alaska
SOURCE: Water Quality Consortium and the Automotive Aftermarket’s GREEN Story 2011
A Big Problem

GREEN EARTH TECHNOLOGIES™

USDA CERTIFIED BIOBASED PRODUCT
PRODUCT 37%

- New label indicates that the product has been independently certified to meet program standards for bio-based content
- New label makes identification of these products easier for Federal buyers and will increase awareness of these high-value products in the commercial and consumer markets
- Must contain a minimum of 25% bio-content

 ✓ Increase of bio-content as a lubricant
 • Bio-based products are those composed wholly or significantly of agricultural ingredients - renewable plant, animal, marine or forestry materials.
 • The Secretary of Agriculture has designated bio-based products for preferred purchasing by Federal Agencies
 • Bio-preferred label
 » G-OIL is the only Motor Oil that meets program benchmarks
SOURCE: USDA Bio-Preferred Program - 2011

Delivering Solutions

2010 Lubricant Sales by Product

Total: 2,431 Million Gallons

Automotive
Industrial
Other Automotive Oils 2%
Monograde Engine Oils 1%
Multigrade Engine Oils
38%
Automotive Transmission & Hydraulic Fluids 6%
Process Oils 22%
General Industrial Oils 14%
Metalworking Oils 6%
Industrial Engine Oils 7%
Grease 1%

- Source: Kline & Company: does not equal 100 due to rounding

2010 Global Lube Lubricant Demand

Total: 34.5,Million Metric tons

Middle East 5.6%
Latin America 8.3%
Western Europe 11.5%
Central/Eastern Europe 9.1%
US & Canada 19.7%
Africa 5.4%
Asia Pacific 40.4%

Metalworking Fluids & Corrosion Prevention 5.2%
Industrial Oils 25.7%
Process Oils 10.3%
Greases 3.1%
55.7%
Automotive Oils

by Region

by Product

- Source for all: Fuchs Global Strategic Marketing

Market Opportunity
Lubricants

 ✓ Over 200 million licensed US drivers
 ✓ Approximately 238 million US registered
 vehicles
 ✓ Miles driven between oil changes (US)
 • All vehicles 2010 = 4,450 miles
 ✓ Motor oil viscosities demand for all US cars and
 light trucks
 • 5W-30 = 47%
 • 5W-20 = 18%
 • 10W-30 = 17%
Source: National Oil & Lube News and Infineum

Market Opportunity
Statistics

 ✓ Consumers are DEMANDING
 • A lot of talk about GREEN, but very few products on the shelf for concerned consumers to “do their part”
 • Current GREEN products are either not green, too expensive or do not work as well as their conventional petrochemical counterparts
 • Consumers are willing to “try” GREEN, but not willing to pay a premium
 • Very little SUPPORT from GREEN manufacturers in driving
 consumers to the shelf
 • The majority of consumers would GO GREEN if they only knew HOW
 ✓ Government is MANDATING
 • 2008 Farm Bill - improve demand for bio-based products
 • Presidential Mandate - EPA, GSA & USDA coordinated procurement efforts for environmentally preferred products
 • Executive Order 13149 - “Greening” the government through federal fleet and transportation efficiencies

Green Drivers

GREEN EARTH TECHNOLOGIES™

ENVIRONMENT SAFE G OIL®

5W-30
GREEN
MOTOR OIL

BAR & CHAIN
4-CYCLE

TC-W3

 ✓ G-OIL®
 • Motor Oil
 – Bio-based Full Synthetic
 – 2X Refined Conventional
 • OPE Engine Oil
 – Bio-synthetic 4 Cycle
 – Bio-synthetic 2 Cycle
 – Bio-based Bar & Chain
 • Marine Oil
 – Biodegradable Synthetic

Products

- *Automotive Appearance*

CAR WASH
CAR WASH
ALL PURPOSE CLEANER
WHEEL CLEANER
BRAKEDUST SHIELD
ULTIMATE TIRE SHINE
GLASS CLEANER
PROTECTANT
ANTI-FOG
ODOR ELIMINATOR
GRILL & SURFACE CLEANER
FOAM BLASTER
OXY FOAM BLASTER
SURFACE PROTECTOR
BOAT WASH
CAR WASH
CONCRETE CLEANER & DEGREASER
MOLD & MILDEW STAIN REMOVER

- *Outdoor Pressure Washer Cleaning*

FOAM BLASTER
HIGH PRESSURE DETERGENT INJECTOR
BETTER - FASTER - GREENER

 ✓ G-CLEAN™

Products

 ✓ Brand Positioning
 • “Save the Earth - Sacrifice Nothing®”
 – Consumers should not have to sacrifice value or performance when choosing to do their part
 • “Change your Oil - Change the World™”
 • “Reduce Dependence on Foreign Oil” (United States Oil)
 ✓ Brand Support/Product Attributes
 • Superior Performance
 • Ultimate Biodegradable
 • Grown & Made in the USA
 – Domestically sourced renewable BIO-BASED feed stocks
 • Environment Safe

Marketing

GREEN EARTH TECHNOLOGIES™

NMMA®

API SERVICE SM
SAE 5W-30

NSF® LISTED

energy API

ECO OPTIONS

ASTM INTERNATIONAL
Standards Worldwide

Design for the Environment
U.S. EPA

USDA CERTIFIED BIOBASED PRODUCT

American LE MANS Series
Global Leader Green Racing

NASCAR

TTI

RYOBI

Homelite®

HUSKY

FIND RECYCLING AT Earth911.com®
1-800-CLEANUP®

EVERGREEN FLYING SERVICES, INC.

GSA

Infineum

SwRI®

Intertek

 ✓ Certifications
 • American Petroleum Institute
 • National Maritime Marine Agency
 • Design for the Environment (DfE)
 • National Sanitation Foundation (NSF)
 • USDA Bio-Preferred Program
 • ASTM Ultimate Biodegradable Ranking
 ✓ Third Party Endorsements
 • American Le Mans Series & NASCAR
 • Ryobi - Homelite Outdoor Power Equipment
 • Husky - Ridgid Pressure Washers
 • Earth 911 & Evergreen
 • GSA
 • Toyota & Mazda
 • Infineum Additives
 • Southwest Research Laboratories, Intertek

Marketing

TOYOTA
RAB RACING
OIL

SPEED
Two Guys

Change your OIL, change the World
ENVIRONMENT SAFE
G
OIL
Bio-BASED "green" Oil
100% total loss application will not harm the environment
or the chainsaw operator

ENVIRONMENT SAFE
G
OIL
If it works in these engines,
then it will definitely work in yours

 ✓ Industry Influencers
 • Kenny Wallace
 • Chris Dyson, Guy Smith & Jay Cochran
 • Mike Sullivan
 • LUDACRIS
 • 2 Guys Garage
 • Truck U

Marketing

GOOD FOR
YOUR ENGINE, THE EARTH
& YOUR CONSCIENCE.
GROWN AND MADE IN THE USA
Change your OIL, change the World™
Reduce Dependence on Foreign Oil
www.GETG.com
Now at Walmart

Change your OIL,
Change the World™
REDUCE DEPENDENCE
ON FORIGN OIL
If it works in this engine,
then it will definitely
work in yours
G-OIL® BIO-BASED
FULL SYNTHETIC MOTOR OIL
Introducing Ultimate Biodegradable G-OIL Full Synthetic "GREEN" Motor Oil, the world's first and only American Petroleum Institute's (API) "SM" Certified bio-based motor oil. G-OIL is a bio-based oil, not re-refined or recycled oil, that replaces the petrochemical base with a blend of American grown base oils. It is sustainable and renewable. G-OIL provides superior performance & protection during the maximum oil change intervals recommended by vehicle manufacturers.
Now at Walmart
GROWN AND MADE IN THE USA
Follow us on Facebook & Twitter

Change your OIL,
Change the World™
Performance Proven
GREEN Results
Introducing Ultimate Biodegradable G-OIL Full Synthetic "GREEN" Motor Oil, the world's first and only American Petroleum Institute's (API) "SM" Certified bio-based motor oil. G-OIL is a bio-based oil, not re-refined or recycled oil, that replaces the petrochemical base with a blend of American grown base oils. It is sustainable and renewable. G-OIL provides superior performance & protection during the maximum oil change intervals recommended by vehicle manufacturers.
GROWN AND MADE IN THE USA
Now at Walmart
Follow us on Facebook & Twitter

Change your OIL,
Change the World™
Independence from
Dependence
Reduce Dependence
on Foreign Oil
GROWN AND
MADE IN THE USA
Now at Walmart
Save money. Live better.
Follow us on Facebook & Twitter

 ✓Advertising
 • Print
 • TV
 • PR
 • Digital
Marketing

GREEN EARTH TECHNOLOGIES™

Change your OIL, Change the World™
G-OIL® BIO-BASED FULL SYNTHETIC MOTOR OIL
GROWN AND MADE IN THE USA
www.GETG.com
Now at Walmart
Change your OIL, Change the World™
SAVE $10.00
G-OIL 6 PACK
How to Obtain Your $10.00 Mail-In Rebate
1. Purchase a Six Pack of G-OIL 5W-30 Green Motor Oil.
2. Save original dated cash register receipt dated between 01/01/10 - 12/31/11. Circle qualifying purchase.
3. Attach a Copy of the G-OIL Six Pack Receipt.
4. Mail completed original rebate form and original cash register receipt to: GET G-OIL Rebate, PO Box 470443, Celebration, FL 34747
Please send my rebate to:
Please check BOX to receive future offers by mail
CD411

 ✓Hybrid Call to Action
 • Digital drives
 CONSUMPTION!!!
Marketing

GREEN EARTH TECHNOLOGIES™

American POP

Two Guys GARAGE

SPEED

TRUCK U

BET

BOB Is The Oil Guy
The Internet's Number One
Motor Oil Web Site

ROAD&TRACK

FOX 29
WTXF-PHILADELPHIA

Kenny Wallace

NASCAR

Hollywood Life

Green LivingGuy™

environmental LEADER
Energy & Environmental News for Business

NASCAR Nationwide SERIES

innotarappa TV

CAR AND DRIVER

NBC 6

USA TODAY

ESPN

NBC4 WASHINGTON, D.C.

Kentucky.com
LEXINGTON HERALD-LEADER

ESPN3.com

South Florida Sun-Sentinel

AUTOWEEK

ESPN2

Naturally Earth Friendly

American LE MANS Series
Global Leader
Green Racing

Marketing

GREEN EARTH TECHNOLOGIES™

MASS MERCHANDISERS
Sears
meijer
kmart
Walmart
FredMeyer
GOVERNMENT
MEMBERSHIP CLUBS
COSTCO WHOLESALE
BJ's
Sam's CLUB
QUICK LUBES & AUTO SERVICE
meineke car care center
LEX BRODIES
MIDAS trust the midas touch
AUTO PARTS
AutoZone
CARQUEST AUTO PARTS
NAPA
VIP
O'Reilly AUTO PARTS
STRAUSS AUTO
DRUG STORES
Walgreens
CVS
RITE AID
FOOD STORES
Albertsons
Kroger
GIANT
HOME & HARDWARE
MENARDS
LOWE'S
ACE
True Value
TRACTOR SUPPLY CO
Best

 ✓ Multi-Channel Penetration
 • Coast to Coast “national” rep organization GET’s us in front of the buyer

Go to Market

GREEN EARTH TECHNOLOGIES™

ACE
The helpful place.

Walmart
Save money. Live better.

LEX BRODIE'S
TIRE, BRAKE & SERVICE COMPANY

MENARDS®

CANADIAN TIRE

THE HOME DEPOT

Albertsons®

HONEST-1
H1
AUTO CARE™

True Value.

Fred Meyer.
What's on your list today?

National Auto Stores

GIANT®
Quality. Selection. Savings. Every Day.

VIP
PARTS, TIRES & SERVICE

Do it Best®

MIDAS® Trust the Midas touch.®

Kroger

STRAUSS AUTO

 ✓Placement
Go to Market

[redacted]

[redacted]

- Barge, rail and truck loading/unloading capabilities

[redacted]

Production Facility Highlights
• 70 million gallon blending capacity
• 141 bulk storage tanks with total capacity of 5.1
 million gallons
• Acreage available to increase storage and
 production to approximately 7.5 million and 80
 million gallons, respectively
Distribution Facility Highlights
• 275,000 sq. ft.
• 52 loading doors, with 35 less than two years
 old
• 10 acre parking area for staging trailers
• Located four miles from production facility
• 8,000 sq ft administrative area: customer
 service, IT, inventory and accounting
Efficient, expeditious fulfillment, capacity for SIGNIFICANT SCALE
 ✓ Partners
 • G.E.T. production capabilities

Highly Scalable

GREEN EARTH TECHNOLOGIES™

- TTI
- Globe Tools
- Galesi Group
- Grief
- Infineum
- Chemtura
- Inventek

→

- R&D
- Product Development
- Blending/Co-Packing
- Warehousing/Logistics
- Distribution
- Co-Branding

→

CONCEPT

SHELF

CONSUMER

 ✓ Partners
 • Strategic relationships support GET from Concept to Consumer

Propelling with Partners

 ✓ Growth Opportunities
 • Product expansion
 – “G” branded product line depth and breadth expansion
 • Distribution
 – Support and expand existing top tier retailers
 – Grow top tier retailer customer base
 – Capitalize on co-branding and licensing opportunities
 • Production
 – Enhance existing relationships and diversify supplier base
 – Internal sourcing of raw materials
 • Government
 – Legislative mandates
 – GSA contracts
 – Local & state municipal “green” mandates creates demand
 • International
 – Presence in Canada, South America and Sweden; potential for additional expansion through partnerships and license agreements

Positioned for Growth

$5,000
$4,000
$3,000
$2,000
$1,000
$0
1Q 2011
2Q 2011
3Q 2011
4Q 2011
Net Sales
$461
$678
$2,577
$3,788

FYE June 30
(in thousands)

 ✓ Quarterly Sales Growth

2011 Revenue Summary

$10,000
$8,000
$6,000
$4,000
$2,000
$0
208.8%
FY 2010
FY 2011
Net Sales
$2,430
$7,503
FYE June 30
(in thousands)

 ✓ Annual Sales Growth

Annual Revenue Summary

Total Revenue (FYE - June 30)	2011 $7.5mm	At $10mm	At $30mm	At $60mm	At $100mm
Gross Margin	16%	22%	30%	33%	36%
Operating Expenses*	85%	41%	21%	17%	14%
EBITDA	n/a	n/a	9%	16%	22%
* Excludes stock-based compensation, depreciation and amortization.
* Excludes stock-based compensation, depreciation and amortization.
A strong case for growth!

Operating Model Goals

JEFFREY LOCH - PRESIDENT, CHIEF MARKETING OFFICER & DIRECTOR
Mr. Loch has over 20 years of progressive marketing and sales responsibilities within the highly competitive consumer packaged goods arena. Jeff has also exposed to just about every major retailer within a variety of trade classes and has achieved enormous success while working for some of the greatest branding companies in the world, including Clorox, ConAgra Foods, and Pepsi-Cola.
GREG ADAMS - CHIEF OPERATING OFFICER & CHIEF FINANCIAL OFFICER
Mr. Adams has over 25 years of worldwide expertise in P&L management, treasury, capital structure, Sarbanes-
Oxley compliance, investor relations and acquisitions/divestitures. Most recently served as Chief Financial Officer,
Chief Operating Officer and Director of EDGAR Online Inc. Mr. Adams began his career at KPMG in the audit advisory practice where he worked for 11 years.
RONALD SHAFFER - SVP OPERATIONS
Mr. Shaffer has 25 years of experience in global supply chain, sourcing, operations, purchasing and plant management for serving consumer goods and high technology industries, including Dell Computer. Ron has a record of achieving turn-around situations by employing creative infrastructure building to support growth, profitability and liquidity.
PERUMAL SEKAR, Ph.D. - R & D DIRECTOR
Dr. Sekar is a senior research scientist with 15 years experiences in nanotechnology, organic synthesis and inorganic chemistry. He has a Ph.D. in chemistry from the Indian Institute of Technology-Bombay, Mumbai, India, served as a research fellow at Northwestern University, and was awarded a Certificate of Merit by The Royal Society of
Chemistry, Madras.

Experienced Management

 ✓ Success Factors
 • “Green” is here to stay
 – Consumers are demanding
 – Government is mandating
 • “G-OIL” is first to market in a growing segment of a very large category
 – Only API Certified bio-based Motor Oil
 • Proprietary Green Earth Technologies’ products are in the process of being patented
 • 2011 placement proved customer and consumer acceptance
 – Reorders/Purchases
 • 2012…

G.E.T. has the Formula for
Growth

✓ Totally Green clean tech company building niche
 with trademarked “G” brand; first to market
Branding
Scale
Customers
Growth
✓ Partner production and distribution facilities enable
 efficient scalability
✓ World class customer base, including: Wal-Mart,
 The Home Depot, General Electric, Canadian Tire
 Corporation and ACE
✓ Accelerating Green adoption leading to government
 opportunities via GSA contracts
✓ Potential for significant International expansion
 through partnership and license agreements
Technology

✓ Innovative “proprietary” formulations in strong and
 growing Green marketplace; strong IP position
Investment Highlights

Corporate Headquarters    Sales & Marketing Group
10 Bank Street Suite 680    1136 Celebration Blvd.
White Plains, NY 10606    Celebration, FL 34747